Exhibit 10.2

$100,000.00

US Pro Golf League, Inc.

6% CONVERTIBLE NOTE DUE August 31, 2009

The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be sold, transferred or hypothecated, except pursuant to registration under the Act or an exemption from the registration requirements of the Act.

This Convertible Note (the “Note”) is duly authorized by US Pro Golf League, Inc., a corporation duly organized and existing under the laws of the state of Nevada (the "Issuer") and is designated as its Six Percent (6%) Convertible Note Due August 31, 2009, in the principal amount of One Hundred Thousand Dollars($100,000.00).

FOR VALUE RECEIVED, the Issuer promises to pay to Greens Worldwide Incorporated, the registered holder hereof and its successors and assigns (the "Holder"), the principal sum of One Hundred Thousand  Dollars ($100,000.00), in annual principal installments of $25,000 beginning  on August 31, 2006 and continuing annually on the same date, and to pay interest on the unpaid principal balance at the rate of 6% per annum in monthly installments beginning March 31, 2006 and continuing monthly until the entire principal balance is paid in full. The principal of this Note is payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last designated in writing by the Holder hereof from time to time.  The Issuer will pay the principal of this Note on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder at the last address of Holder as set forth on the records of the Issuer.

This Note is subject to the following additional provisions:

1.

The Issuer shall be entitled to withhold from all payments of principal of, and interest on, this Note any amounts required to be withheld under the applicable provisions of the United States income tax or other applicable laws at the time of such payments.

2.

This Note may be transferred or exchanged only in compliance with applicable Federal and state securities laws.  This Note is one of an authorized issue of Notes (hereinafter called the “Notes”), limited to an aggregate principal amount of $500,000, and bearing interest payable at the rate of Six percent (6%) per annum.   Prior to the due presentment for transfer of this Note, the Issuer and any agent of the Issuer may treat the Holder as the owner hereof for the purpose of receiving payment as herein provided and all other purposes, whether or not this Note is overdue, and neither the Issuer nor any such agent shall be affected by notice to the contrary.

3.

The Holder of this Note is entitled, at its option, to convert the principal amount of this Note at any time after a merger of Issuer into a public entity or the closing of an acquisition of Issuer by a public entity, into shares of Common Stock of the Issuer or Issuer parent public entity (the "Common Stock") at a conversion rate equivalent to 15% of the lowest bid price within the 5 days preceding the conversion notice. Such conversion shall be effected by surrendering the Note to be converted to the Issuer, with the form of conversion notice attached hereto as Exhibit 1, executed by the Holder of this Note or a specified portion (as provided) hereof, and accompanied, if required by the Issuer, by proper assignment hereof in blank.  No fractional shares or scrip representing fractions of shares will be issued on conversion or payment in lieu of interest, but the number of shares issuable shall be rounded to the nearest whole share, with the fraction paid in cash at the discretion of the Issuer.  For purposes of this Note, the "Conversion Date" on which notice of conversion is given shall be deemed to be the date on which the Holder has delivered a duly executed notice of conversion followed by delivery by mail or courier of this Note, with the conversion notice duly executed, to the Issuer, if such notice of conversion and this Note are received by mail or courier by the Issuer within three (3) business days.

Issuer warrants and represents that Issuer or Issuer parent public entity will file an SB-2 registration statement to register the shares underlying this convertible note within 60 days of becoming a publicly traded entity or upon merger into a publicly traded entity and shall have the registration statement declared effective by the Securities and Exchange Commission no later than 120 days after filing.

4.

Surrender, Transfer and Exchange of Notes.

(a)

The Company shall keep at its principal office a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of the Notes and for the registration of transfer or conversion of the Notes.

(b)

Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Note and, in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Note, the Company will make and deliver a new Note of like tenor and unpaid principal amount, in lieu of such lost, stolen, destroyed or mutilated Note, dated the date from which unpaid interest has accrued thereon.

(c)

If any Holder should decide to dispose of any Note other than pursuant to (i) an effective registration statement under the Securities Act or (ii) Rule 144 (or any successor provision) under the Securities Act, such Holder shall designate counsel in connection with such disposition and such Holder will be entitled to transfer such Note free of the restrictions imposed by Section 2(c) under the issuance of the opinion of such counsel, provided that such opinion is reasonably acceptable to the Company and to the effect that the proposed distribution would not be in violation of the Securities Act or any applicable state securities or blue sky law. Each Note issued upon or in connection with such transfer shall bear the applicable restrictive legend set forth above in Section 2(c), unless in the opinion of such counsel such legend is no longer required to ensure compliance with the Securities Act or applicable state securities or blue sky laws.

5.

No provision of this Note shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the place, time, and rate, and in the coin or currency, herein prescribed.

6.

The Issuer hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of any without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

7.

The Issuer agrees to pay all costs and expenses, including reasonable attorneys' fees which may be incurred by the Holder in collecting any amount due or exercising the conversion rights under this Note.

8.

If one or more of the following described "Events of Default" shall occur:

(a)

The Issuer shall default in the payment of principal  on this Note; or

(b)

Any of the representations or warranties made by the Issuer in any certificate or financial or other statements heretofore or hereafter furnished by or on behalf of the Issuer in connection with the execution and delivery of this Note shall be false or misleading in any material respect at the time made; or

(c)

The Issuer shall fail to perform or observe any other covenant, term, provision, condition, agreement or obligation of the Issuer under this Note, including but not limited to conversion of this Note as provided herein and therein, and such failure shall continue uncured for a period of seven (7) days after notice from the Holder of such failure; or

(d)

The Issuer shall (1) become insolvent; (2) admit in writing its inability to pay its debts generally as they mature; (3) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (4) apply for or consent to the appointment of a trustee, liquidator or receiver for it or for a substantial part of its property or business; or

(e)

A trustee, liquidator or receiver shall be appointed for the Issuer for a substantial part of its property or business without its consent and shall not be discharged within thirty (30) days after such appointment; or

(f)

Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Issuer and shall not be dismissed within thirty (30) calendar days thereafter; or

(g)

Any money judgment, writ or warrant of attachment or similar process in excess of Fifty Thousand Dollars ($50,000) in the aggregate shall be entered or filed against the Issuer or any of its properties or other assets and shall remain unvacated, unbonded or unstayed for a period of fifteen (15) calendar days or in any event later than five (5) calendar days prior to the date of any proposed sale thereunder; or

(h)

Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Issuer, and if instituted against the Issuer, shall not be dismissed within thirty (30) calendar days after such institution or the Issuer shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

(i)

The Issuer shall have its Common Stock delisted from an exchange or an over-the-counter market;

then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been cured within ten business days or waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

9.

As long as any of the Notes are outstanding, the Company shall not consolidate with or merge into any other corporation or convey, transfer or lease substantially as an entirety its properties and assets to any Person, unless:

(a)

the corporation formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance, transfer or lease the properties and assets of the Company substantially as an entirety (x) shall be a corporation organized and existing under the laws of any State of the United States of America or the District of Columbia, and (y) shall expressly assume the due and punctual payment of the principal of and interest on the Notes and the performance of every covenant of the Notes on the part of the Company to be performed or observed, including, without limitation, the provisions of Section 3 relating to conversion;

(b)

immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing; and

(c)

the Company shall have delivered to the Holders of the Notes a certificate signed by an executive officer of the Company stating that such consolidation, merger, conveyance, transfer or lease complies with this Section 9.

10.

No recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or any successor corporation, whether by virtue of any constitution, statute, or rule of law, or by enforcement by any assessment or penalty or otherwise, all such liability being, by acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

11.

Amendment of Notes.

(a)

Any term, covenant, agreement or condition of the Notes may, with the consent of the Company, be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by one or more substantially concurrent written instruments signed by the Holder or Holders of a majority in aggregate principal amount of the Notes at the time outstanding; provided, however, that

(i)

no such amendment or waiver shall (x) reduce the amount of or change the date of final maturity of the principal of any of the Notes, or change the time of payment of, or rate of interest on, any of the Notes, without the consent of the Holder of each Note so affected, or (y) reduce the percentage of Holders of Notes required to approve any such amendment or effectuate any such waiver, without the consent of the Holders of all the Notes then outstanding; and

(ii)

no such waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon.

(b)

Any amendment or waiver pursuant to this Section 11 shall apply equally to all the Holders of the Notes and shall be binding upon them, upon each future Holder of any Note and upon the Company. In the case of an amendment or waiver of the character described in clause (x) of Section 6(a)(i) above, a notation shall be made on each outstanding Note, the Holder of which has consented to such amendment or waiver, to indicate that such amendment or waiver has been effected, and the Holder of this Note hereby agrees that it shall surrender this Note for such notation. In the case of any other amendment or waiver, no notation need be made on the Notes at the time outstanding, but any Note executed and delivered thereafter may, at the option of the Company, bear a notation referring to any such amendment or waiver then in effect.

12.

The Holder of this Note, by acceptance hereof, agrees that this Note is being acquired for investment purposes and that such Holder will not offer, sell or otherwise dispose of this Note or the shares of Common Stock issuable upon conversion thereof except under circumstances which shall not result in a violation of the Act or any applicable state Blue Sky law or similar laws relating to the sale of securities.

13.

In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

14.

Successors and Assigns. All the covenants, stipulations, promises and agreements in the Notes contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

15.

This Note and the agreements referred to in this Note constitute the full and entire understanding and agreement between the Issuer and the Holder with respect hereto.  Neither this Note nor any terms hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Issuer and the Holder.

16.

Course of Dealings not a Waiver. No course of dealings between the Company and the Holder hereof shall operate as a waiver of any right of any Holder hereof and no delay on the part of the Holder hereof in exercising any right hereunder shall so operate.

17.

This Note shall be governed by and construed in accordance with the laws of the state of North Carolina.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: September 8, 2005

                US Pro Golf League, Inc.

By:

s/ Kenneth A. Steiner

              Its President

EXHIBIT 1

US Pro Golf League, Inc.

NOTICE OF CONVERSION

(To be Executed by the Registered Holder

in order to Convert the Note)

The undersigned (the "Holder") hereby irrevocably elects to convert ___________ ($________) principal amount of the above Note into _________ (_______) shares of Common Stock of US Pro Golf League, Inc, or its successor (the "Issuer") and to receive a Note in the principal, amount of __________ ($_______) representing the unconverted principal amount of Note in accordance with the conditions set forth in such Note, as of the date written below.  The shares are to be issued in the "Street Name" written below.

The undersigned represents and warrants as follows:

(1)

The undersigned is the Holder of the Note referred to above, is duly authorized to execute this Notice of Conversion and has not sold, transferred, hypothecated or encumbered the Note.

(2)

The undersigned will not sell, transfer or hypothecate the shares of common stock of the Issuer issued pursuant to this Notice except in full compliance with federal and state securities laws, rules and regulations applicable thereto.

Holder:

_____________________________________

By:__________________________________

     Official Signatory of Holder

_____________________________________

Title

_____________________________________

Date of Conversion *

_____________________________________

Applicable Conversion Price

_____________________________________

Name of Holder for Registration

_____________________________________

Address for Registration

_____________________________________

"Street Name" for Certificates

* The original Note and this Notice of Conversion must be received by the Issuer within five (5) New York Stock Exchange Trading Days following the Date of Conversion.